UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2016

CHESS SUPERSITE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-200845	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

1131A Leslie Street, Suite 101, Toronto, Ontario, Canada M3C 3L8
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-	Other Events

Item 8.01	Other Events

The Company today issued a press release announcing the March 26, 2016 opening of its beta site which will broadcast a special Grandmaster’s online chess tournament. A copy of the press release is included as an exhibit to this report.

Section 9-	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated March 21, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESS SUPERSITE CORPORAITON

Dated: March 21, 2016	By:	/s/ Rubin Schindermann
Chief Executive Officer